UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03627

Greenspring Fund, Incorporated
(Exact name of registrant as specified in charter)

2330 West Joppa Road, Suite 110
Lutherville, MD  21093-4641
(Address of principal executive offices) (Zip code)

Mr. Charles vK. Carlson, President
2330 West Joppa Road, Suite 110
Lutherville, MD  21093-4641
(Name and address of agent for service)

(410) 823-5353
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2021

Date of reporting period:  June 30, 2021

Item 1. Reports to Stockholders.

(a)

SEMI-ANNUAL REPORT

JUNE 30, 2021

This report is intended for shareholders of the
Greenspring Fund, Incorporated and may not be
used as sales literature unless preceded or
accompanied by a current prospectus.

Greenspring Fund, Incorporated

Dear Fellow Shareholders:	July 2021

We are pleased to report that Greenspring Fund produced a solid gain of 6.88% during the second quarter of 2021, building on the strong performance experienced over the last year.  Government stimulus payments, the Federal Reserve’s low interest rate policy and its asset purchase program provided solid footings for strong and sustained economic growth, as the economy continued its recovery from pandemic-induced weakness.  Most securities in the Fund’s portfolio benefitted from strong first quarter earnings reports, with company management teams quite optimistic in their outlooks, projecting strong and growing demand for both goods and services.  Additional positive economic news could be on the horizon as the Biden administration’s proposed $2 trillion infrastructure plan works its way through the halls of Congress.  While the plan’s ultimate size, scope, and funding will undoubtedly change during negotiations, it represents another major new government spending plan that should boost spending and investment for several years.

INFLUENCES on FUND PERFORMANCE

The Fund experienced broad-based strength in its equity portfolio, with over two-thirds of its securities delivering positive returns during the second quarter.  The remainder of the portfolio showed relatively small losses, highlighted by the fact that the Fund made more money in its single best performing stock than the combined losses of its money-losing securities.  The Fund’s exposure to the broad Industrial sector contributed the most to performance, driven by strong fundamental results and the ongoing economic recovery.  Within the sector, significant gains came from the Fund’s holdings in the Engineering and Construction companies, namely EMCOR Group and MYR Group, along with other Industrials, including Republic Services and United Parcel Service.  Conversely, the Fund’s holdings within the Financial Sector declined in value slightly during the quarter.  After strong gains achieved over the last few quarters, many bank stocks retreated due to fears that the recent decline in interest rates may compress interest rate margins and serve as a headwind to earnings growth.

Greenspring Fund
Performance for the
Periods Ended June 30, 2021

Quarter	6.88%
Year to Date	17.49%
1 Year	46.48%
3 Years*	8.92%
5 Years*	10.03%
10 Years*	7.10%
15 Years*	6.40%
20 Years*	7.01%
Since inception on 7/1/83*	9.27%
Expense Ratio**	1.14%

*	Annualized.
**	As stated in Prospectus dated 5-1-21. See note on last page of letter.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-366-3863 or by visiting www.greenspringfund.com.

The specific securities that had the greatest influence on the Fund’s quarterly performance were the contributions (all positive) of Alphabet Inc., Republic Services, J2 Global (both common shares and convertible bonds), United Parcel Service, and MYR Group.

Alphabet Inc., the holding company for Google and other businesses, reported very strong quarterly earnings.  Revenues, profit margins and earnings per share all meaningfully exceeded analysts’ expectations, as the Company’s continuous innovation and broad reach continue to capture an ever-growing share of the fast-

Greenspring Fund, Incorporated
growing digital advertising market.  Other business lines such as Google Cloud also showed impressive growth and profit improvement, as Alphabet continues to expand its product and service offerings.  We believe Alphabet remains well positioned to deliver solid revenue and earnings growth for the foreseeable future.

J2 Global provides internet services through two divisions: Cloud Services and Digital Media.  Cloud Services includes software that facilitates fax-to-email, cybersecurity, and email marketing management.  Digital Media contains a portfolio of web properties focused on technology, gaming, health, and e-commerce.  These assets help advertisers reach niche, but passionate, audiences by focusing on multi-platform content that drives e-commerce and/or creates data sold under a subscription model.  During the quarter, management announced a plan to spin-off its Cloud Services division into a new company called Consensus.  We view the separation favorably as it will allow for the execution of more tailored strategic plans and more efficient capital structures for each of the segments.  Consensus will focus on growing the adoption of eFax, particularly in the healthcare industry, while maintaining its highly recurring revenue, profitability, and free cash flow generation.  The Digital Media and internet security assets will remain at the parent company, with management focused on executing the existing growth strategy.  Internet security assets such as virtual private network (“VPN”) and endpoint protection software are enjoying attractive growth, driven by increasing consumer demand for privacy protection and cybersecurity.  After the separation, each company should generate strong free cash flow, and we expect the management team of each company to continue their track record of successful capital deployment.

Republic Services is the second largest provider of solid waste services in the United States, serving customers in 41 states and Puerto Rico.  Republic is a market leader in a stable, consolidated industry with a high-quality asset base and significant barriers to entry.  During May, Republic reported strong quarterly earnings and free cash flow, and raised its expectations for both metrics for the balance of the year.  We found this development encouraging, as Republic rarely adjusts its outlook so early in the fiscal year.  Looking to the future, we expect the recent strength in pricing to continue, driven by Republic’s strong market position and management initiatives to improve pricing indices and deploy technology tools that enhance both pricing optimization and customer service levels.  Volume growth should continue to benefit from the broad base of activity associated with the expanding domestic economy.  In addition, management’s well-established ability to create continuous cost improvements should help improve profit margins and free cash flow generation.  With a strong balance sheet and a constant focus on free cash flow generation, Republic’s management is well positioned to continue deploying capital in shareholder-friendly ways, including accretive acquisitions, dividend increases, and share repurchases.

PORTFOLIO ACTIVITY

The most significant activity within the equity portion of the Fund’s portfolio was our purchase of a diversified selection of Special Purpose Acquisition Companies (“SPACs”).  Our approach to SPAC investing focuses on the unique characteristics of “pre-deal” SPACs, which share some common traits to our approach to investing in short-duration fixed-income investments.  Our strategy in

% of Net
Greenspring Fund	Assets
Top 10 Holdings	as of
6/30/21
Republic Services, Inc.	7.0%
J2 Global, Inc.	4.7%
Alphabet Inc. – Class C	4.7%
KBR, Inc.	4.4%
Primis Financial Corp.	3.4%
United Parcel Service, Inc. – Class B	3.2%
Johnson Controls Int’l plc	3.0%
Medtronic plc	2.9%
MYR Group, Inc.	2.8%
The Sherwin-Williams Company	2.8%

Greenspring Fund, Incorporated
investing in SPACs is quite different from other SPAC strategies that have garnered some unflattering media attention.  Many of these articles focus on SPACs that may be trading at significant speculation-driven premiums or on companies that have recently come public by merging with a SPAC.  Our “pre-deal” SPAC approach incorporates what we believe are clearly defined exit strategies with calculable expected returns.  Using a proprietary, real-time database, we seek to purchase SPACs trading below their Trust values, at prices that should provide acceptable returns in a variety of possible scenarios.  Although the SPAC structure is somewhat complex, we believe inefficiencies exist that make investing in “pre-deal” SPACs attractive to investors looking for stable returns in the current low interest rate environment.  The timing of SPAC merger announcements, and the market’s reaction to them, is uncertain, so we have purchased a basket of SPAC securities, diversified by sponsor and structure.

A financial sponsor forms a SPAC in order to raise a pool of money in an initial public offering (“IPO”), with the goal of later merging with an already established private company.  In a typical IPO, the SPAC sells units to investors at $10 each, with each unit composed of one share of common stock and a fraction of a warrant that provides the investor with the right to purchase additional shares in the future at a pre-set price.  The cash proceeds from the IPO, combined with contributions from the sponsor, are deposited into a Trust that is maintained for SPAC shareholders with a value equal to, or above, the IPO price.  The sponsor, incentivized by the contribution of its own capital and other mechanisms, has a fixed amount of time, commonly two years from the date of the IPO, to close a merger transaction.  If the sponsor is unable to close a transaction within the two-year period, the Trust is liquidated and the proceeds are returned to shareholders.  The ability to redeem the SPAC shares for the Trust value upon the occurrence of predefined events creates significant protection for SPAC shareholders.

The various redemption options set up several attractive risk-reward scenarios, especially if SPAC shares are acquired at reasonable discounts to their Trust values.  Furthermore, the anticipated returns can be mathematically calculated by measuring the gain to be realized between the purchase price and the Trust value, while taking into consideration the appropriate holding period.  If a SPAC is successful in finding an attractive merger partner, the SPAC shareholders have the option to receive shares of the newly merged company or receive the Trust value at that time, instead of waiting until the Trust expires.  If the announced merger is well received by the investment community and the SPAC shares trade above the Trust value, a scenario that certainly occurs occasionally, SPAC shareholders could then sell their shares above the Trust value.

Other portfolio activity included the purchase of additional shares of CMS Energy, an electric and gas utility serving customers in Michigan.  We continue to see opportunities for CMS to grow its earnings and dividends at above industry rates.  At the same time, CMS’ well-regarded management team has been accelerating its shift to renewable energy in a systematic fashion, supported by state regulators.  The Company recently announced the sale of its bank subsidiary, which will help fund the significant capital investment required for the transition to renewable generation, reducing the need to raise equity in the capital markets.

Greenspring Fund
Portfolio Allocation
as of June 30, 2021

Greenspring Fund, Incorporated
We also purchased additional shares of Rush Enterprises, a large operator of heavy- and medium-duty truck dealerships providing sales, parts, and service throughout the United States.  Shortages of semiconductor-related parts have limited truck production, which may possibly crimp Rush’s near-term sales, but we believe this situation is temporary and expect the current healthy demand for trucks to continue for some time, allowing Rush to maintain a high level of profitability.

During the quarter, we sold all the Fund’s shares of the preferred stock of Ontrak, Inc.  We earned a positive total return from the investment; however, recent corporate developments caused us to become increasingly cautious about the Company’s outlook.  We also sold all our holdings of the Series B preferred shares in GasLog Partners, a company that owns ships that transport liquefied natural gas (“LNG”).  We had purchased preferred shares (both Series A and B) of GasLog following a significant decline in their share prices, at a time when excess LNG inventories had pushed shipping rates considerably lower.  A cold winter in parts of the world, combined with a global economic recovery, has driven an increase in the demand for LNG, and shipping rates moved considerably higher.  Fundamentals for LNG shipping remain strong; however, we sold the Series B preferred shares, as we believed that issue had become fully valued due to the implications of a pending dividend reset.  We still own the Series A preferred shares as its pending dividend reset has more advantageous terms.

We also made some relatively small sales in a few of the equity securities where stock prices and valuation measures had moved higher.  The largest of these equity sales included shares of United Parcel Service and Republic Services.  While we remain confident in the investment merits of both companies, we slightly reduced the Fund’s position in both.

OUTLOOK

While the economy has been very strong during the first half of the year, it is quite possible that growth rates will decelerate in the coming quarters as we move past the initial economic surge that followed the pandemic-induced recession and return to a more traditional growth rate.  We believe this transition to more moderate growth could be quite helpful in easing supply chain and inflation concerns related to the shortage of raw materials, parts and/or labor associated with the recent spike in demand.  More balanced economic activity should help relieve these pressure points, allowing companies to rebuild inventories, increase their workforces, improve the efficiency of business operations, and address the growing concerns about inflation.

In the fixed income markets, it was a surprising quarter to many investors.  Bond prices moved higher during the second quarter, with interest rates on the 10-year U.S. Treasury falling from 1.74% to 1.45%.  This movement occurred despite a robust economic backdrop, fears of inflation, and comments from the Federal Reserve that it may adjust its accommodative monetary policies in the months ahead if growth continues to exceed its expectations.  Most importantly, despite the volatility of interest rates, the Fund’s fixed income securities continued to produce consistent positive returns, as our focus on short-duration securities provided insulation from the volatility associated with interest rate swings and kept the fixed-income portion of the portfolio well positioned for the future.

We sincerely appreciate your confidence and investment in Greenspring Fund.  We hope you are having an enjoyable summer, and we look forward to updating you on portfolio activity and performance at the end of the third quarter.

Greenspring Fund, Incorporated
Respectfully,

Charles vK. Carlson	Michael J. Fusting
Portfolio Manager and Co-Chief Investment Officer	Co-Chief Investment Officer

**Total Annual Fund Operating Expenses for the Fund will not correlate to the Ratio of Expenses to Average Net Assets shown in the Fund’s most recent Annual Report and in the Financial Highlights section of the Prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.

Mutual fund investing involves risk. Principal loss is possible. Small and mid-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investments by the Fund in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Special Purpose Acquisition Companies are generally formed for the purpose of effecting a merger or other form of business combination within a finite period of time. SPACs, especially those that have recently completed their initial public offerings, may be unseasoned and lack significant trading, operational and/or financial reporting history. Prior to the announcement of a business combination, a SPAC has no ongoing business activities other than seeking a business combination, and its common shares may lack liquidity and trade at a discount to its redemption value. At the time of a proposed combination, public shareholders are generally afforded the right to redeem their shares for their proportionate value of the SPAC trust. Public shareholders may not have a meaningful opportunity to vote on the proposal because certain shareholders, including those affiliated with the SPAC management team, may have sufficient voting power, and financial incentive, to approve a transaction without public shareholder support. There is no guarantee that a SPAC will propose or complete a business combination. If a SPAC does not complete a business combination within the allotted timeframe, public shares are typically redeemed for cash with funds from the SPAC trust account.  Investments in SPACs may be considered illiquid and subject to restrictions on resale.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future portfolio holdings are subject to risk.

Earnings growth is not a measure of future performance. Earnings per share is the portion of a company’s profit allocated to each outstanding share of common stock and serves as an indicator of a company’s profitability.  Free cash flow measures the cash generating capability of a company by adding certain non-cash charges (e.g. depreciation and amortization) to earnings and subtracting capital expenditures.  Duration is a commonly used measure of the potential sensitivity of the price of a debt security, or the aggregate market value of a portfolio of debt securities, to changes in interest rates prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.  Yield-to-worst is a measure of the lowest possible yield that can be received at the earliest allowable retirement date.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The summary and statutory prospectuses contain this and other information about the Fund, and may be obtained by calling 1-800-366-3863 or visiting www.greenspringfund.com. Please read the Fund’s Prospectus carefully before investing.

Distributed by Quasar Distributors, LLC

Greenspring Fund, Incorporated

EXPENSE EXAMPLE For the Six Months Ended June 30, 2021 (Unaudited)

As a shareholder of Greenspring Fund, Incorporated (the “Fund”), you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, and other fund specific expenses. The expense example is intended to help the shareholder understand ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent six-month period.

The Actual Expenses comparison provides information about actual account values and actual expenses. A shareholder may use the information in this line, together with the amount invested, to estimate the expenses paid over the period. A shareholder may divide his/her account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on his/her account during this period.

The Hypothetical Example for Comparison Purposes provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. A shareholder may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemptions fees, or exchange fees. Therefore, the Hypothetical Example for Comparison Purposes is useful in comparing ongoing costs only, and will not help to determine the relevant total costs of owning different funds. In addition, if these transactional costs were included, shareholder costs would have been higher.

	Annualized	Beginning	Ending	Expenses Paid
	Net Expense Ratio	Account Value	Account Value	During Period
	6/30/21	1/1/21	6/30/21	1/1/21 – 6/30/21(1)
Actual Expenses(2)	1.08%	$1,000.00	$1,174.90	$5.82
Hypothetical Example
for Comparison Purposes
(5% return before expenses)	1.08%	$1,000.00	$1,019.44	$5.41

(1)	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.
(2)	Based on the actual returns of 17.49% for the six month-period ended June 30, 2021.

Greenspring Fund, Incorporated
SCHEDULE OF INVESTMENTS at June 30, 2021 (Unaudited)

	Shares/Units	Value
COMMON STOCKS: 79.5%

Beverages: 0.3%
The Coca-Cola Company	8,046	$435,369

Building Products: 1.3%
Owens Corning	22,525	2,205,197

Business Software & Services: 2.5%
Amdocs Limited#	54,294	4,200,184

Chemicals: 3.5%
DuPont de Nemours, Inc.	15,225	1,178,567
The Sherwin-Williams Company	16,650	4,536,293
		5,714,860
Commercial Banks & Thrifts: 6.9%
American National Bankshares, Inc.	35,987	1,118,836
OceanFirst Financial Corp.	47,753	995,172
Primis Financial Corp.	365,564	5,578,507
Prudential Bancorp, Inc.	6,225	86,216
Shore Bancshares, Inc.	122,477	2,051,490
Western New England Bancorp, Inc.	4,559	37,156
WSFS Financial Corporation	33,726	1,571,294
		11,438,671
Commercial Services & Supplies: 3.0%
Johnson Controls International plc#	71,685	4,919,742

Computer Communications: 2.7%
Cisco Systems, Inc.	83,760	4,439,280

Electrical Equipment & Instruments: 1.3%
Emerson Electric Co.	15,325	1,474,878
nVent Electric plc#	20,000	624,800
		2,099,678
Engineering & Construction: 5.3%
EMCOR Group, Inc.	33,710	4,152,735
MYR Group, Inc.*	51,291	4,663,378
		8,816,113
Healthcare Equipment & Supplies: 3.6%
Abbott Laboratories	10,500	1,217,265
Medtronic plc#	37,870	4,700,803
		5,918,068
Hotels, Restaurants & Leisure: 2.7%
Wyndham Hotels & Resorts, Inc.	60,835	4,397,762

Information Technology Services: 5.6%
KBR, Inc.	190,484	7,266,965
Visa, Inc. – Class A	8,310	1,943,044
		9,210,009
Insurance: 2.6%
Chubb Limited#	12,009	1,908,711
W.R. Berkley Corp.	31,740	2,362,408
		4,271,119
Internet Retail: 2.5%
Amazon.com, Inc.*	1,210	4,162,594

Investment Company: 3.5%
26 Capital Acquisition Corp. – Class A*	6,000	58,260
Adara Acquisition Corp. – Class A*	18,670	181,192
Adit EdTech Acquisition Corp. – Class A*	17,388	168,490
AEA-Bridges Impact Corp. – Class A*#	4,000	38,960
Altitude Acquisition Corp. – Class A*	1,500	14,685
Apollo Strategic Growth Capital II*#	5,000	50,000
Athlon Acquisition Corp. – Class A*	1,500	14,520
Atlantic Avenue Acquisition Corp. –
Class A*	1,000	9,710
Authentic Equity Acquisition Corp. –
Class A*#	4,250	41,183
Better World Acquisition Corp.*	11,699	116,990
Big Cypress Acquisition Corp.*	3,100	30,938
Biotech Acquisition Group – Class A*#	6,800	65,756
Breeze Holdings Acquisition Corp.*	2,641	26,463
Bright Lights Acquisition Corp. – Class A*	15,950	154,396
BYTE Acquisition Corp. – Class A*#	5,000	48,250
Capstar Special Purpose Acquisition Corp. –
Class A*	5,305	51,936
Centricus Acquisition Corp.*#	4,821	49,367
Clarim Acquisition Corp.*	1,000	9,930
Crown PropTech Acquisitions – Class A*#	5,800	56,086
D8 Holdings Corp. – Class A*#	1,800	17,946
Delwinds Insurance Acquisition Corp. –
Class A*	3,550	34,754
DPCM Capital, Inc. – Class A*	24,850	245,518
E.Merge Technology Acquisition Corp. –
Class A*	10,169	99,249
Edify Acquisition Corp. – Class A*	1,350	13,048
Empowerment & Inclusion
Capital I Corp. – Class A*	7,100	69,438
Environmental Impact Acquisition Corp. –
Class A*	1,800	17,658

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated
SCHEDULE OF INVESTMENTS at June 30, 2021 (Unaudited) (Con’t)

	Shares/Units	Value
COMMON STOCKS: 79.5% (Con’t)

Investment Company: 3.5% (Con’t)
EQ Health Acquisition Corp.*	5,000	$49,850
EQ Health Acquisition Corp. – Class A*	4,015	38,785
Evo Acquisition Corp.*	1,000	10,050
Executive Network Partnering Corp. –
Class A*	27,399	266,866
Fintech Evolution Acquisition Group –
Class A*#	2,200	21,208
Flame Acquisition Corp. – Class A*	8,700	84,042
Foresight Acquisition Corp. – Class A*	1,500	14,835
FS Development Corp. II – Class A*	1,000	10,000
GigCapital4, Inc.*	10,191	100,381
Glass Houses Acquisition Corp. – Class A*	1,500	14,430
Glenfarne Merger Corp. – Class A*	400	3,860
Goal Acquisitions Corp. – Class A*	26,150	252,086
Golden Arrow Merger Corp. – Class A*	1,000	9,650
Golden Falcon Acquisition Corp. – Class A*	9,300	90,396
Gores Holdings VII, Inc.*	1,000	10,080
Gores Holdings VIII, Inc.*	1,000	9,980
Healthcare Capital Corp. – Class A*	18,700	180,455
Healthcare Services Acquisition Corp. –
Class A*	23,301	225,554
IG Acquisition Corp. – Class A*	4,045	39,398
Iron Spark I, Inc. – Class A*	37,948	378,721
Isleworth Healthcare Acquisition Corp.*	8,103	79,409
Jack Creek Investment Corp. – Class A*#	8,840	85,394
Kadem Sustainable Impact Corp. – Class A*	20,016	192,554
Kernel Group Holdings, Inc. – Class A*#	100	973
L&F Acquisition Corp. – Class A*#	6,000	59,880
Legato Merger Corp.*	18,300	183,366
Leo Holdings Corp. II – Class A*#	2,500	24,288
Leo Holdings III Corp.*#	1,000	10,080
Levere Holdings Corp. – Class A*#	3,000	29,340
LightJump Acquisition Corp.*	2,900	28,333
Live Oak Mobility Acquisition Corp.*	5,000	50,200
Marlin Technology Corp. – Class A*#	2,000	19,360
MCAP Acquisition Corp. – Class A*	8,400	80,808
MDH Acquisition Corp.*	10,000	100,200
MedTech Acquisition Corp. – Class A*	4,700	45,872
Moringa Acquisition Corp. – Class A*#	3,211	30,986
Newbury Street Acquisition Corp.*	242	2,338
Noble Rock Acquisition Corp.*#	5,000	50,000
One Equity Partners Open Water Corp. I –
Class A*	3,600	34,992
Oyster Enterprises Acquisition Corp. –
Class A*	20,000	193,400
Pathfinder Acquisition Corp.*#	1,000	9,940
Poema Global Holdings Corp. – Class A*#	3,200	30,976
Seven Oaks Acquisition Corp. – Class A*	25,600	253,184
SilverBox Engaged Merger Corp. I*	1,000	10,000
SportsTek Acquisition Corp.*	1,000	9,985
Tailwind Acquisition Corp. – Class A*#	15,950	159,021
Tailwind International Acquisition Corp.*	1,000	10,000
Tastemaker Acquisition Corp. – Class A*	19,100	186,225
Velocity Acquisition Corp. – Class A*	5,900	56,994
Virtuoso Acquisition Corp. – Class A*	3,900	38,688
Yellowstone Acquisition Co. – Class A*	3,636	36,542
Zanite Acquisition Corp. – Class A*	11,432	115,006
Z-Work Acquisition Corp. – Class A*	5,067	49,049
		5,762,733
Machinery: 0.8%
Pentair plc#	19,360	1,306,606

Media & Entertainment: 4.7%
Alphabet Inc. – Class C*	3,080	7,719,466

Oil & Gas Exploration & Production: 1.3%
EOG Resources, Inc.	25,226	2,104,857

Oil Refining & Marketing: 0.1%
Phillips 66	2,813	241,412

Pharmaceuticals: 1.1%
Johnson & Johnson	11,189	1,843,276

Real Estate Investment Trusts: 3.3%
American Homes 4 Rent – Class A	52,619	2,044,248
Americold Realty Trust	86,481	3,273,306
Physicians Realty Trust	3,000	55,410
		5,372,964
Renewable Energy: 0.1%
First Solar, Inc.*	1,112	100,647

Software & Services: 4.7%
J2 Global, Inc.*	56,387	7,756,032

Specialty Chemicals: 0.4%
International Flavors & Fragrances, Inc.	4,249	634,801

Specialty Insurance: 0.1%
Radian Group, Inc.	5,950	132,387

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated
SCHEDULE OF INVESTMENTS at June 30, 2021 (Unaudited) (Con’t)

	Shares	Value
COMMON STOCKS: 79.5% (Con’t)

Transportation & Logistics: 3.2%
United Parcel Service, Inc. – Class B	25,751	$5,355,435

Truck Dealerships: 0.7%
Rush Enterprises, Inc. – Class A	11,893	514,253
Rush Enterprises, Inc. – Class B	17,178	655,169
		1,169,422
Utilities: 2.7%
CMS Energy Corp.	26,872	1,587,598
Eversource Energy	10,553	846,773
IDACORP, Inc.	9,902	965,445
NextEra Energy, Inc.	14,748	1,080,733
		4,480,549
Waste Management Services: 7.0%
Republic Services, Inc.	104,830	11,532,348

Wireless Telecommunication Services: 2.0%
T-Mobile USA, Inc.*	22,293	3,228,695
TOTAL COMMON STOCKS
(cost $68,703,239)		130,970,276

PREFERRED STOCKS: 1.3%

Oil & Gas Storage & Transportation: 1.3%
GasLog Partners LP, Series A, 8.625%#º	85,792	2,172,254
TOTAL PREFERRED STOCKS
(cost $1,666,749)		2,172,254

EXCHANGE TRADED FUNDS: 3.2%

Investment Company: 1.0%
SPAC & New Issue ETF*	57,642	1,679,688

Renewable Energy: 2.2%
Invesco Solar ETF	40,986	3,661,279
TOTAL EXCHANGE TRADED FUNDS
(cost $3,073,727)		5,340,967

WARRANTS: 0.0%

Investment Company: 0.0%
Oyster Enterprises Acquisition Corp.*	10,000	6,702
TOTAL WARRANTS
(cost $5,025)		6,702

	Principal
CONVERTIBLE BONDS: 2.5%

Engineering & Construction: 0.0%
Dycom Industries, Inc.,
0.750%, 9/15/21	$44,000	43,889

Oil & Gas Storage & Transportation: 1.1%
Golar LNG Ltd., 2.750%, 2/15/22#	1,887,000	1,879,924

Software & Services: 1.4%
FireEye, Inc., 1.625%, 6/1/35	992,000	987,718
J2 Global, Inc., 1.750%, 11/1/26 144A	1,000,000	1,279,400
		2,267,118
TOTAL CONVERTIBLE BONDS
(cost $3,689,150)		4,190,931

CORPORATE BONDS: 8.6%

Aerospace & Defense: 0.5%
TransDigm, Inc.
6.375%, 6/15/26	807,000	837,037
7.500%, 3/15/27	44,000	46,864
		883,901
Apparel & Textiles: 0.0%
Levi Strauss & Co., 5.000%, 5/1/25	31,000	31,713

Auto Components: 0.4%
Dana Financing Luxembourg,
5.750%, 4/15/25# 144A	180,000	186,185
The Goodyear Tire & Rubber Co.,
5.000%, 5/31/26	379,000	389,672
		575,857
Chemicals: 0.1%
The Scotts Miracle-Gro Co.,
4.500%, 10/15/29	120,000	125,329

Commercial Services & Supplies: 0.5%
APX Group, Inc., 8.500%, 11/1/24	756,000	791,437

Consumer Finance: 0.4%
Credit Acceptance Corp.
5.125%, 12/31/24 144A	150,000	155,895
6.625%, 3/15/26	500,000	526,875
		682,770

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated
SCHEDULE OF INVESTMENTS at June 30, 2021 (Unaudited) (Con’t)

	Principal	Value
CORPORATE BONDS: 8.6% (Con’t)

Food & Staples Retailing: 0.1%
Albertsons Co., 5.750%, 3/15/25	$32,000	$32,824
Safeway, Inc., 7.450%, 9/15/27	175,000	204,697
		237,521
Healthcare Providers & Services: 0.2%
Encompass Health Corp.,
5.750%, 9/15/25	343,000	353,547
Owens & Minor, Inc.,
4.375%, 12/15/24	38,000	39,754
		393,301
Homebuilding: 0.0%
M/I Homes, Inc., 5.625%, 8/1/25	25,000	25,841

Hotels, Restaurants & Leisure: 0.2%
MGM Resorts International,
7.750%, 3/15/22	257,000	268,938
Yum! Brands, Inc., 3.750%, 11/1/21	100,000	100,466
		369,404
Household & Personal Products: 0.4%
Spectrum Brands, Inc.,
5.750%, 7/15/25	614,000	629,964

Independent Power & Renewable Energy: 0.1%
Clearway Energy Operating LLC,
5.000%, 9/15/26	197,000	203,054

Industrial Conglomerates: 0.3%
Icahn Enterprises LP/
Icahn Enterprises Finance Corp.,
6.750%, 2/1/24	400,000	409,808

Machinery: 1.0%
EnPro Industries, Inc., 5.750%, 10/15/26	710,000	751,542
Welbilt, Inc., 9.500%, 2/15/24	931,000	976,805
		1,728,347
Media & Entertainment: 1.1%
iHeartCommunications, Inc.,
8.375%, 5/1/27	1,661,000	1,781,439

Metals & Mining: 0.8%
Allegheny Technologies, Inc.,
7.875%, 8/15/23	313,000	343,517
Cleveland-Cliffs, Inc., 5.875%, 6/1/27	752,000	791,480
Commercial Metals Co., 5.375%, 7/15/27	196,000	207,920
		1,342,917
Packaging & Containers: 0.3%
Berry Global, Inc., 5.125%, 7/15/23	55,000	55,123
Crown Americas LLC /
Crown Americas Capital Corp. VI,
4.750%, 2/1/26	310,000	322,098
Silgan Holdings, Inc., 4.750%, 3/15/25	121,000	123,343
		500,564
Real Estate Investment Trusts: 0.4%
FelCor Lodging LP, 6.000%, 6/1/25	281,000	288,031
MPT Operating Partnership LP /
MPT Finance Corp., 5.000%, 10/15/27	350,000	370,737
		658,768
Software & Services: 0.0%
NortonLifeLock, Inc.,
5.000%, 4/15/25 144A	50,000	50,851

Telecommunication Services: 0.1%
Level 3 Financing, Inc., 5.375%, 5/1/25	111,000	113,498

Trading Companies & Distributors: 0.4%
United Rentals North America, Inc.,
3.875%, 11/15/27	500,000	525,990
WESCO Distribution, Inc.,
5.375%, 6/15/24	119,000	120,607
		646,597
Utilities: 1.1%
NRG Energy, Inc.
7.250%, 5/15/26	419,000	435,433
6.625%, 1/15/27	540,000	559,694
5.750%, 1/15/28	718,000	766,842
		1,761,969
Wireless Telecommunication Services: 0.2%
T-Mobile USA, Inc., 4.500%, 2/1/26	281,000	287,199
TOTAL CORPORATE BONDS
(cost $14,096,882)		14,232,049

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated
SCHEDULE OF INVESTMENTS at June 30, 2021 (Unaudited) (Con’t)

	Shares	Value
SHORT-TERM INVESTMENTS: 4.7%

Money Market Funds: 4.7%^
First American Treasury
Obligations Fund,
Institutional Share Class, 0.013%	7,239,850	$7,239,850
The Treasury Portfolio,
Institutional Share Class, 0.010%	413,851	413,851
TOTAL SHORT-TERM INVESTMENTS
(cost $7,653,701)		7,653,701
TOTAL INVESTMENTS IN SECURITIES
(cost $98,888,473): 99.8%		164,566,880
Other Assets and Liabilities: 0.2%		359,358
NET ASSETS: 100.0%		$164,926,238

*	Non-income producing security.
#	U.S. security of foreign issuer.
144A
Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to “qualified institutional buyers.”  These securities have been deemed to be liquid by the Fund’s adviser under the supervision of the Board of Directors.  As of June 30, 2021, the value of  these investments was $1,672,331, or 1.0% of total net assets.

^	Rate shown is the 7-day effective yield at June 30, 2021.
º	The coupon rate shown on variable rate securities represents the rate as of June 30, 2021.

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated
STATEMENT OF ASSETS AND LIABILITIES at June 30, 2021 (Unaudited)

ASSETS
Investments in securities, at value (cost $98,888,473)	$164,566,880
Receivables:
Dividends and interest	431,572
Fund shares sold	246,075
Securities sold	16,358
Prepaid expenses	41,442
Total assets	165,302,327

LIABILITIES
Payables:
Securities purchased	130,235
Due to affiliate (Note 5)	104,978
Fund shares redeemed	89,727
Accrued expenses	51,149
Total liabilities	376,089

NET ASSETS	$164,926,238

Capital shares issued and outstanding (60,000,000 shares authorized, $0.01 par value)	6,277,209

Net asset value, offering and redemption price per share	$26.27

COMPONENTS OF NET ASSETS
Capital stock at par value	$62,772
Paid-in capital	90,543,522
Distributable earnings	74,319,944
NET ASSETS	$164,926,238

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated
STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2021 (Unaudited)

INVESTMENT INCOME
Income
Dividends (net of foreign withholding taxes of $1,405)	$735,843
Interest	286,514
Total income	1,022,357

Expenses
Advisory fees (Note 5)	556,062
Administration fees	38,282
Sub transfer agent fees	30,424
Transfer agent fees	24,147
Legal fees	22,846
Directors fees	22,314
Administration fees – Corbyn (Note 5)	22,291
Blue sky fees	17,415
Fund accounting fees	15,415
Audit fees	14,628
Insurance fees	13,342
Reports to shareholders	10,794
Custody fees	7,792
Miscellaneous fees	7,396
Total expenses	803,148
Net investment income	219,209

NET REALIZED AND CHANGE IN NET UNREALIZED GAIN ON INVESTMENTS
Net realized gain on sale of investments	4,514,579
Change in net unrealized appreciation on investments	18,728,141
Net realized and change in net unrealized gain on investments	23,242,720
Net increase in net assets resulting from operations	$23,461,929

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	June 30, 2021#	December 31, 2020
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$219,209	$2,081,899
Net realized gain on sale of investments	4,514,579	4,163,381
Change in net unrealized appreciation (depreciation) on investments	18,728,141	(9,149,548)
Net increase (decrease) in net assets resulting from operations	23,461,929	(2,904,268)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2)
Total distributions to shareholders	—	(3,567,021)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived
from net change in outstanding shares(a)	2,737,671	(46,999,690)

Total increase (decrease) in net assets	26,199,600	(53,470,979)

NET ASSETS
Beginning of period	138,726,638	192,197,617
End of period	$164,926,238	$138,726,638

(a)	A summary of capital share transactions is as follows:

	Six Months Ended		Year Ended
	June 30, 2021#		December 31, 2020
	Shares	Value	Shares	Value
Shares sold	737,606	$18,946,023	152,069	$3,032,608
Shares issued in reinvestment of distributions	—	—	173,574	3,437,668
Shares redeemed	(664,546)	(16,208,352)	(2,806,172)	(53,469,966)
Net increase (decrease)	73,060	$2,737,671	(2,480,529)	$(46,999,690)

#	Unaudited.

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated
FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

	Six Months
	Ended
	June 30,		Year Ended December 31,
	2021#		2020	2019	2018	2017	2016
Net asset value, beginning of period	$22.36		$22.13	$19.77	$24.33	$24.77	$22.18

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.04		0.30	0.30	0.40	0.41	0.32
Net realized and unrealized gain (loss) on investments	3.87		0.47	3.80	(2.78)	1.50	3.96
Total from investment operations	3.91		0.77	4.10	(2.38)	1.91	4.28

LESS DISTRIBUTIONS:
From net investment income	—		(0.33)	(0.35)	(0.39)	(0.43)	(0.33)
From net realized gain	—		(0.21)	(1.39)	(1.79)	(1.92)	(1.36)
Total distributions	—		(0.54)	(1.74)	(2.18)	(2.35)	(1.69)
Net asset value, end of period	$26.27		$22.36	$22.13	$19.77	$24.33	$24.77
Total return	17.49	%^	3.78%	20.86%	(10.15%)	7.82%	19.78%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$164.9		$138.7	$192.2	$203.6	$272.6	$322.9
Ratio of expenses to average net assets	1.08	%+	1.12%	1.04%	1.01%	0.98%	1.01%
Ratio of net investment income to average net assets	0.30	%+	1.45%	1.29%	1.60%	1.53%	1.32%
Portfolio turnover rate	18	%^	31%	13%	30%	40%	48%

#	Unaudited.
^	Not Annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated
NOTES TO FINANCIAL STATEMENTS June 30, 2021 (Unaudited)

Note 1 – Significant Accounting Policies

Greenspring Fund, Incorporated (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is organized as a Maryland corporation and commenced operations on July 1, 1983. Corbyn Investment Management, Inc. (the “Adviser” or “Corbyn”) is the Fund’s investment adviser.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard codification topic 946 “Financial Services – Investment Companies.”

Investment transactions and related investment income – Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premiums and accretion of discounts, is recorded on the accrual basis using the effective interest method. Dividends determined to be a return of capital are recorded as a reduction of the cost basis of the security. Realized gains and losses from investment transactions are reported on an identified cost basis.

Valuation of Investments – Generally, the Fund’s investments are valued at market value. Equity securities traded on a principal stock exchange are valued at the last quoted sale price. Equity securities traded on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Equity securities that are not traded on a principal exchange or NASDAQ are valued at the last sale price in the over-the-counter market. In the absence of a last sale price or official closing price, or if there is no trading in a security on a business day, the security will be valued at the mean between its closing bid and asked prices obtained from sources Corbyn deems appropriate pursuant to policies and procedures approved by the Board.

Investments in mutual funds, including money market funds, are valued at the mutual fund’s closing NAV per share on the day of valuation. The prospectuses for such investment companies contain information on those investment companies’ valuation procedures and the effects of fair valuation.

Short-term debt instruments, including commercial paper or U.S. Treasury bills, having a maturity of 60 days or less may be valued at amortized cost, which approximates fair value. Amortized cost will not be used if its use would be inappropriate due to credit or other impairments of the issuer.

Debt securities, such as corporate or convertible bonds, including those having a maturity or an announced call within  60 days, are generally traded in the over-the-counter market. These securities are valued at prices obtained from an independent pricing service, which may consider the yield or price of bonds of similar quality, coupon, maturity and

Greenspring Fund, Incorporated
NOTES TO FINANCIAL STATEMENTS June 30, 2021 (Unaudited) (Con’t)

type, as well as prices supplied by dealers who make markets in such securities. In the absence of a price from a pricing service, or if a quotation does not appear to accurately reflect the current value of a security, debt securities are valued at the mean of the closing bid and asked prices from sources Corbyn deems appropriate pursuant to policies and procedures approved by the Board.

Any securities for which market quotations are not readily available, the above valuation procedures are not appropriate, or do not appear to accurately reflect the current value of the security, are valued at fair value as determined in good faith by Corbyn pursuant to policies and procedures approved by the Board.

In determining fair value, Corbyn, as directed by the Board, considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

The Fund has adopted fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various input and valuation techniques used in measuring fair value. Fair value inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the security, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the security, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the security, and which would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2021:

	Quoted Prices	Significant Other	Significant
	in Active	Observable	Unobservable	Carrying Value,
	Market	Inputs	Inputs	at June 30, 2021
	Level 1	Level 2	Level 3	Total
Common Stocks*	$130,717,002	$253,274	$—	$130,970,276
Preferred Stocks*	2,172,254	—	—	2,172,254
Exchange Traded Funds*	5,340,967	—	—	5,340,967
Warrants*	6,702	—	—	6,702
Convertible Bonds*	—	4,190,931	—	4,190,931
Corporate Bonds*	—	14,232,049	—	14,232,049
Short-Term Investments	7,653,701	—	—	7,653,701
Total	$145,890,626	$18,676,254	$—	$164,566,880

*  See Schedule of Investments for industry breakdown.

Greenspring Fund, Incorporated
NOTES TO FINANCIAL STATEMENTS June 30, 2021 (Unaudited) (Con’t)

The Fund did not have any Level 3 securities during the period.

Dividends and distributions to stockholders – The Fund records dividends and distributions to shareholders on the ex-dividend date.

Risk of loss arising from indemnifications – In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Dividends and Distributions

The Fund’s policy is to declare dividends from net investment income and distributions from net realized gains as determined in accordance with the Internal Revenue Code which may differ from GAAP. Accordingly, periodic reclassifications are made within the portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

On July 15, 2020 an income dividend of $0.19 per share was declared, payable on July 16, 2020, to shareholders of record on July 14, 2020. On November 3, 2020 a long-term capital gain distribution of $0.2077 was declared, payable on November 4, 2020 to shareholders of record on November 2, 2020. Additionally, on December 16, 2020, an income dividend of $0.136 per share was declared, payable on December 17, 2020 to shareholders of record on December 15, 2020. The tax character of distributions paid during the six months ended June 30, 2021 and the year ended December 31, 2020 were as follows:

Distributions paid from:	June 30, 2021	December 31, 2020
Ordinary income	$ —	$2,215,999
Long-term capital gain	$ —	$1,351,022

These dividends are either distributed to shareholders or reinvested in the Fund as additional shares issued to shareholders. For those shareholders reinvesting the dividends, the number of shares issued is based on the net asset value per share as of the close of business on the ex-dividend date.

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2020.

Note 3 – Purchases and Sales of Investments

For the six months ended June 30, 2021, purchases and sales of investments, other than short-term investments, aggregated $24,463,721 and $24,716,323, respectively. There were no purchases or sales of U.S. government securities for the Fund.

Note 4 – Federal Income Taxes

The Fund’s policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income. Therefore, no federal income tax provision is required.

Greenspring Fund, Incorporated
NOTES TO FINANCIAL STATEMENTS June 30, 2021 (Unaudited) (Con’t)

As of, and during, the six months ended June 30, 2021, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. Generally, tax authorities can examine tax returns filed for all open tax years (2017-2020).

Required Fund distributions are based on income and capital gain amounts determined in accordance with federal income tax regulations, which differ from net investment income and realized gains recognized for financial reporting purposes.

Accordingly, the composition of net assets and distributions on a tax basis may differ from those reflected in the accompanying financial statements. As of December 31, 2020, the Fund’s most recently completed year end, the components of distributable earnings on a tax basis were as follows:

Cost of investments	$92,337,469
Gross tax unrealized appreciation	47,801,251
Gross tax unrealized depreciation	(970,907)
Net tax unrealized appreciation	46,830,344
Undistributed ordinary income	13,111
Undistributed long-term capital gain	4,014,560
Total distributable earnings	4,027,671
Other accumulated gains/losses	—
Total accumulated earnings	$50,858,015

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2020, the Fund had the following reclassifications between paid in capital and distributable earnings:

Distributable Earnings	Paid in Capital
$73,443	$(73,443)

As of December 31, 2020, the Fund did not have a post-October capital loss or a capital loss carryforward.

Note 5 – Transactions with Affiliated Parties

Under an advisory agreement between the Fund and Corbyn, the Fund pays Corbyn a fee of 0.75% of the first $250 million of average daily net assets, 0.70% of average daily net assets between $250 million and $500 million and 0.65% of average daily net assets in excess of $500 million, which is computed daily and paid monthly. For the six months ending June 30, 2021, the Fund incurred $556,062 in advisory fees.

The Fund has also entered into a Services Agreement with Corbyn to provide various administrative services. As compensation, the Fund pays Corbyn a fee of $2,500 per month plus 0.01% of average daily net assets, which is computed daily and paid monthly. For the six months ending June 30, 2021, the Fund incurred $22,291 in administrative fees to Corbyn.

At June 30, 2021, investors for whom Corbyn was investment adviser held 749,224 shares of the Fund.

Greenspring Fund, Incorporated
NOTES TO FINANCIAL STATEMENTS June 30, 2021 (Unaudited) (Con’t)

Note 6 – COVID-19

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of COVID-19, and such uncertainty may in turn adversely affect the value and/or liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Note 7 – Subsequent Events

On July 7, 2021, Foreside Financial Group, LLC (“Foreside”), the parent company of Quasar Distributors, LLC (“Quasar”), the Fund’s distributor, announced that it had entered into a definitive purchase and sale agreement with Genstar Capital (“Genstar”) such that Genstar would acquire a majority stake in Foreside. The transaction is expected to close at the end of the third quarter of 2021. Quasar will remain the Fund’s distributor at the close of the transaction, subject to Board approval.

On July 14, 2021 an income dividend of $0.04 per share and long-term capital gain distribution of $0.6398 per share was declared, payable on July 15, 2021, to shareholders of record on July 13, 2021.

Management has evaluated other events and transactions occurring after June 30, 2021 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

Greenspring Fund, Incorporated
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Continuance of the Investment Advisory Agreement (the “Agreement”) must be considered annually by the directors of the Fund who are not parties to the Agreement or “interested persons” of any such party (as defined in the 1940 Act) (the “Independent Directors”). In order for continuance to be approved, a majority of the Independent Directors must vote for such approval at an in-person meeting called for this purpose.

The Board of Directors (the “Board”), including a majority of the Independent Directors, approved the continuance of the Agreement most recently during a virtual meeting (allowed under the Securities and Exchange Commission’s order dated June 19, 2020) in February 2021. To assist the Directors in their evaluation of the Agreement, the Board was supplied with information by the Adviser and the Fund’s third party service provider in advance of the meeting. After a detailed presentation by the Adviser, during which the written materials were reviewed and questions from the Board were answered, the Independent Directors met separately to consider the approval of the Agreement. The Board as a whole, and the Independent Directors voting separately, then approved the continuation of the Agreement as being in the best interest of the Fund. In considering the Agreement, the Board did not identify any particular overriding factor, but considered all the information available.

Below is a summary of the primary factors considered by the Board and the conclusions thereto that formed the basis for the Board approving the continuance of the Agreement:

1.
The nature, extent, and quality of the services to be provided by the Adviser under the Agreement.  The Board considered the nature, extent and quality of the services provided by the Adviser.  The Board reviewed the qualifications, experience and tenure of the Fund’s portfolio manager, management, and other key personnel of the Adviser involved in the day-to-day activities of the Fund.  The Board considered the Adviser’s resources and compliance structure.  The Board reviewed the compliance program of the Adviser and the qualifications and experience of the CCO of both the Adviser and the Fund, as well as the Adviser’s compliance record and the Adviser’s oversight of the Fund’s third-party service providers.  The Board also reviewed the Adviser’s management of the Fund’s relationship with third-party service providers.  Additionally, the Board discussed the Adviser’s resources to market the Fund and efforts to maintain and grow its assets to benefit shareholders.  The Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment research, compliance policies and procedures to perform its duties under the Advisory Agreement and that the nature, overall quality, and extent of the management services were satisfactory and reliable.

2.
The Fund’s historical investment performance. The Board considered the Fund’s investment performance.  The Board discussed the short- and long-term investment performance of the Fund on an absolute basis and compared to peer funds, category benchmarks, relative market indices and major market indices. As part of its analysis of investment performance, the Board considered the Fund’s investment objective, market conditions, consistency of returns and level of risk taken as well as the Fund’s portfolio management presentations and the detailed information relating to the Fund’s portfolio and performance presented at its quarterly meetings.  The Board concluded that the Fund’s investment performance was satisfactory, given market conditions, level of risk taken, consistency of returns and the Fund’s long-term performance objective.

Greenspring Fund, Incorporated
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Con’t)

3.
The costs of the services to be provided by the Adviser and the structure of the Adviser’s fees under the Advisory Agreement.  The Board considered the costs of services provided by the Adviser and the structure of the Adviser’s fees under the Advisory Agreement.  The Board reviewed a presentation prepared by the Adviser as well as an independent analysis prepared by the Fund’s third-party service provider comparing the Fund to a group of peer funds, which were similar in asset size, operating and expense structures. The Board also considered that the Adviser had consistently maintained a reasonable annual total expense ratio without waiving and/or reimbursing any Fund fees or expenses per the analysis.  The Board also considered the fact that the Adviser pays all fees charged by the distributor out of its own assets.  Additionally, the Board discussed the services the Adviser provides to separately managed accounts and considered how those services differ from the services provided to the Fund.  Upon consideration of the reports provided and other factors discussed, the Board concluded that the fee structure of the Advisory Agreement was fair and reasonable.

4.
Economies of scale.  The Board considered the economies of scale realized due to the size of the Fund. The Board noted that the Advisory Agreement’s fee schedule includes breakpoints at net asset levels of $250 million and $500 million, whereby the advisory fee paid by the Fund decrease as asset levels increase.

5.
Costs of services provided and profits to be realized by the Adviser.  The Board also discussed the profitability of the Advisory Agreement to the Adviser.  The Board concluded that the level of the Adviser’s profitability was reasonable and adequate to support the services being provided to the Fund and its shareholders.

6.
Other factors and considerations.  The Board discussed the other benefits to the Adviser from serving as the investment adviser to the Fund, including other services provided by the Adviser to the Fund throughout the year.  The Board considered the Adviser’s receipt of brokerage and research services in exchange for soft dollar commissions paid by the Fund and how those brokerage and research services benefited the Fund and its shareholders.

Greenspring Fund, Incorporated
NOTICE TO SHAREHOLDERS June 30, 2021 (Unaudited)

Tax Information
For the year ended December 31, 2020, certain dividends paid by the Fund may be reported as qualified dividend income (QDI) and may be eligible for taxation at capital gains rates. The percentage of dividends declared from ordinary income designated as QDI was 74.54%.

For corporate shareholders in the Fund, the percentage of ordinary dividend income distributed for the year ended December 31, 2020, which is designated as qualifying for the dividends-received deduction, is 65.26%.

For foreign shareholders in the Fund, for the year ended December 31, 2020, 48.56% of the ordinary distributions paid qualify as interest-related dividends under the Internal Revenue Code Section 871(k)(1)(c), and 0.00% of the ordinary income distributions are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c).

Proxy Voting Policies and Proxy Voting Record
The Fund’s proxy voting policies and procedures, as well as its proxy voting record for the most recent 12-month period ended December 31, are available without charge, upon request, by contacting the Fund at (800) 366-3863 or info@greenspringfund.com. The Fund will send the information within three business days of receipt of the request, by first class mail or other means designed to ensure equally prompt delivery. The Fund’s proxy voting record is also available on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

Form N-Port Part F Holdings Information
The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarter of each fiscal year on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available on the Commission’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Reports and Householding
We will mail only one physical copy of the Fund’s Summary Prospectus and each Annual and Semi-Annual Report to those addresses that have made such elections in accordance with Rule 30e-3 and shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 366-3863. We will begin sending you individual copies 30 days after receiving your request.

The Fund’s Summary Prospectus, Prospectus, Statement of Additional Information, Annual Report, and Semi-Annual Report, along with its first and third quarter portfolio holdings, are available on the Fund’s website at www.greenspringfund.com.

Greenspring Fund, Incorporated
PRIVACY POLICY June 30, 2021 (Unaudited)

Greenspring Fund recognizes that individuals expect an exceptional level of privacy in their financial affairs. The Fund assures the confidentiality of personal information provided to it.

The information we collect is limited to what the Fund believes is necessary or useful to conduct its business; administer your records, accounts and funds; to comply with laws and regulations; and to help us design or improve products and services. The Fund collects non-public personal information about you from information it receives from you on applications or other forms or through its website, as well as from information about your transactions with the Fund.

Some of this information may be disclosed to the Fund’s investment adviser, but not for marketing solicitation, as well as non-affiliated third parties who provide non-financial services to the Fund such as its Transfer Agent, in order to administer customer accounts and mail transaction confirmations and tax forms, and the mailing house the Fund utilizes for mailing shareholder reports. Such information may also be disclosed to a non-affiliated third party engaged to provide fund accounting and administrative services to us. Disclosing this information enables us to meet shareholders’ financial needs and regulatory requirements. These third parties act on our behalf and are obligated to keep the information we provide to them confidential and to use the information only for the purposes authorized. The Fund does not disclose any non-public personal information about you or former shareholders to anyone, except as permitted by law.

To protect your non-public personal information, the Fund permits access to it only by authorized employees and maintains security practices to safeguard your information.

If you have any questions regarding our Privacy Policy, please contact us at 1-800-366-3863 or greenspring@greenspringfund.com. Thank you.

This Privacy Policy is not part of the Semi-Annual Report.

Greenspring Fund, Incorporated
Performance Since Inception on
July 1, 1983 through June 30, 2021
(Unaudited)

HOW $10,000 INVESTED ON 7/1/83 WOULD HAVE GROWN*

*
Figures include changes in principal value, reinvested dividends and capital gains distributions. Past expense limitations increased the Fund’s return. This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund since inception through June 30, 2021. The total value of $290,741 assumes the reinvestment of dividends and capital gains, but does not reflect the effect of any redemption fees (the Fund no longer imposes a redemption fee effective May 1, 2018). This chart does not imply any future performance.

Average annual total returns for the one, three, five, ten year and since inception periods ended June 30, 2021 were 46.48%, 8.92%, 10.03%, 7.10% and 9.27%, respectively. Average annual returns for more than one year assume a compounded rate of return and are not the Fund’s year-by-year results, which fluctuated over the periods shown. Returns do not reflect taxes that shareholders may pay on Fund distributions or redemption of Fund shares.

Greenspring Fund, Incorporated
2330 West Joppa Road, Suite 110
Lutherville, MD 21093
(410) 823-5353
(800) 366-3863
www.greenspringfund.com

DIRECTORS
Charles vK. Carlson, Chairman
William E. Carlson
David T. Fu
Sean T. Furlong
Michael J. Fusting

OFFICERS
Charles vK. Carlson
President and Chief Executive Officer

Michael J. Fusting
Sr. Vice President and
Chief Financial Officer

Elizabeth Agresta Swam
Chief Compliance Officer,
Secretary, Treasurer
and AML Officer

INVESTMENT ADVISER
Corbyn Investment Management, Inc.
2330 West Joppa Road, Suite 108
Lutherville, MD 21093-7207

ADMINISTRATOR, FUND ACCOUNTANT AND
TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 N. Rivercenter Dr., Suite 302
Milwaukee, WI 53212

LEGAL COUNSEL
K&L Gates LLP
State Street Financial Center
One Lincoln Street
Boston, MA 02111

Symbol – GRSPX
CUSIP – 395724107

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for Semi-Annual Reports.

Item 3. Audit Committee Financial Expert.

Not applicable for Semi-Annual Reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for Semi-Annual Reports.

The registrant is not a foreign issuer.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s [President/Principal Executive Officer] and [Treasurer/Principal Financial Officer] have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d 15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below:  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act (17 CFR 270.23 C-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period.  Not Applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Greenspring Fund, Incorporated

By (Signature and Title)*    /s/ Charles vK. Carlson
Charles vK. Carlson, Chief Executive Officer

Date 8/18/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Charles vK. Carlson
Charles vK. Carlson, Chief Executive Officer

Date 8/18/2021

By (Signature and Title)*    /s/ Michael J. Fusting
Michael J. Fusting, Chief Financial Officer

Date 8/18/2021

* Print the name and title of each signing officer under his or her signature.